Exhibit 99.2

Q2 2008 Investor Call

August 1, 2008

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimburs ement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2007.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,” “conf ident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

Discussion Outline

Q2 2008 Financial Performance

New Business

MCO Growth

2008 Guidance

Q&A

Consolidated Statements of Income
($ in thousands)

2008

2007

2008

2007

$     44,183

$        35,061

$    83,126

$     67,299

        17,269

           13,387

       33,825

        26,460

          2,771

             2,335

         5,737

          4,482

          2,634

             2,293

         5,224

          4,274

          6,395

             5,369

       12,439

        10,657

          5,110

             3,333

         9,045

          6,045

          1,162

             1,163

         2,325

          2,326

        35,341

           27,880

       68,595

        54,244

          8,842

             7,181

       14,531

        13,055

(351)

              (542)

           (766)

         (1,251)

             132

                111

            329

             216

          8,623

             6,750

       14,094

        12,020

          3,622

             2,943

         5,920

          5,241

$       5,001

$          3,807

$      8,174

$       6,779

$         0.20

$            0.16

$        0.33

$         0.29

        24,985

           23,667

       24,906

        23,552

$         0.19

$            0.15

$        0.31

$         0.26

        26,712

           26,068

       26,782

        25,986

Three months ended June 30,

Data processing

Occupancy

Direct project costs

Other operating costs

    and intangibles

Interest expense

Six months ended June 30,

Revenue

Cost of services:

Compensation

Amortization of acquisition related software

Basic income per share data:

Income before income taxes

Operating income

Income taxes

Interest income

Weighted average common shares, diluted

Total cost of services

Net income per basic share

Net income per diluted share

Weighted average common shares outstanding, basic

Diluted income per share data:

Net income

Condensed Balance Sheets
($ in thousands)

June 30,

December 31,

2008

2007

                                                           Assets

Current assets:

Cash and cash equivalents

24,886

$

21,275

$

Accounts receivable, net of allowance of $662 at June 30, 2008 and December 31, 2007

44,853

39,704

Prepaid expenses and other current assets

2,898

3,970

Total current assets

72,637

64,949

Property and equipment, net

16,998

16,496

Other non current assets

104,279

106,655

Total assets

193,914

$

188,100

$

                                     Liabilities and Shareholders' Equity

Current liabilities:

Accounts payable, accrued expenses and other liabilities

16,641

$

21,539

$

Current portion of long-term debt

6,300

6,300

Total current liabilities

22,941

27,839

Long-term debt

14,175

17,325

Other liabilities

4,202

4,187

Total liabilities

41,318

49,351

Total shareholders' equity

152,596

138,749

Total liabilities and shareholders' equity

193,914

$

188,100

$

Condensed Statements of Cash
Flow ($ in thousands)

2008

2007

Net income

8,174

$

$       6,779

Net cash provided by operating activities

          6,775

        13,870

Net cash used in investing activities

         (4,167)

         (4,268)

Net cash provided by (used in) financing activities

          1,003

         (1,034)

Net increase in cash and cash equivalents

3,611

8,568

Cash and cash equivalents at beginning of period

21,275

12,527

Cash and cash equivalents at end of period

24,886

$

21,095

$

Six months ended June 30,

EBITDA Reconciliation
($ in thousands)

2008

2007

2008

2007

5,001

$

3,807

$

8,174

$

6,779

$

Net interest (income) expense

219

431

437

1,035

3,622

2,943

5,920

5,241

2,809

2,457

5,669

4,803

11,651

9,638

20,200

17,858

721

452

1,518

1,003

12,372

$

10,090

$

21,718

$

18,861

$

Share-based compensation expense

Adjusted EBITDA

Income

Depreciation and amortization, net of financing

             and amortization (EBITDA)

       Earnings before interest, taxes,

costs, included in net interest expense (income)

Reconciliation of net income to EBITDA and

adjusted EBITDA

Three Months Ended

June 30,

Six months Ended

June 30,

Net Income

•
  –
  –
  –

•
  –
  –
  –

•
  –
  –
  –
  –
  –

•
  –
  –
  –
  –

New Business

New

Coventry Health Care, Inc. (400K lives)

Massachusetts Connector Cost Avoidance

New Mexico Child Support Customer Service Center

Re-procurements

Arizona TPL

Kentucky TPL

Louisiana TPL

Scope expansions

CareSource Medical Bill Audit

Gateway Health: Rx recovery

Keystone/Amerihealth Mercy Plan: Rx recovery

Virginia cost avoidance

Wellcare: Rx cost avoidance

Extensions

Colorado TPL

Idaho TPL

Oklahoma TPL

Virginia TPL

MCO Growth

7520

7820

8881

9346

11300

11700

4269

5387

5780

7014

8200

9100

Lives Sold (1,000s)

Revenue Generating Lives (1,000s)

Q1 07

Q2 07

Q3 07

Q4 07

Q1 08

Q2 08

2008 Updated Guidance

EPS 0.73

EPS 0.57

200.00

60.00

50.00

40.00

30.00

20.00

10.00

0.00

180.00

160.00

140.00

120.00

100.00

80.00

60.00

40.00

20.00

0.00

2004

2005

2006

2007

2008E

EPS 0.21

EPS 0.75

Updated
Revenue

Revenue

Revenue

Adjusted
EBITDA

X

Updated
EBITDA

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes EBITDA and adjusted EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted EBITDA to net income in this presentation.